UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02349

Morgan Stanley Income Securities Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2012

Date of reporting period:	March 31, 2012

Item 1 - Report to Shareholders

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

© 2012 Morgan Stanley

ICBSAN
IU12-00975P-Y03/12

INVESTMENT MANAGEMENT

Morgan Stanley
Income Securities Inc.
NYSE: ICB

Semiannual Report

March 31, 2012

Morgan Stanley Income Securities Inc.

Table of Contents

Welcome Shareholder	3

Fund Report	4

Portfolio of Investments	7

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Notes to Financial Statements	20

Financial Highlights	31

Portfolio Management	32

Investment Policy	33

Dividend Reinvestment Plan	37

U.S. Privacy Policy	39

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Income Securities Inc. performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Fund Report (unaudited)

For the six months ended March 31, 2012

Market Conditions

The corporate credit market was exceptionally volatile early in the reporting period as global risk assets were impacted by continuing policy uncertainty in relation to the crisis in the "peripheral" European countries, the implications of the crisis on the banking sector and ever-growing concerns over a global "double-dip" recession. The inability of European policymakers to sort out the Greek government's financing needs and growing worries that Italy would be dragged into the financial crisis undermined confidence in the banking system's ability to cope with the aftermath of a sovereign default. Corporate bond spreads widened to levels not seen since the 2008 financial crisis.

Aggressive central bank actions during the period helped to reverse these trends. The U.S. Federal Reserve, the Bank of Japan and the Bank of England continued with asset purchase programs and other unconventional measures to suppress the yields on government bonds. The most crucial development were successful longer-term refinancing operations (LTROs) undertaken by the European Central Bank (ECB). This was accompanied by other measures to boost liquidity in the euro area's inter-bank markets. As a result, investor sentiment improved and risk assets such as corporate bonds began to outperform government bonds.

The second half of the period was a strongly positive period for corporate bonds, particularly in the U.S. where economic data continued to surprise on the upside. European markets, whilst benefiting from positive sentiment derived from the success of the ECB's three-year LTRO, lost some momentum toward the end of the period as concerns around Iberian fiscal sustainability rose once again.

Performance Analysis

For the six-month period ended March 31, 2012, the net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) increased from $17.95 to $18.65 per share. Based on this change plus reinvestment of dividends totaling $0.4275 per share, the Fund's total NAV return was 6.43 percent. ICB's value on the New York Stock Exchange (NYSE) moved from $17.20 to $17.79 per share during the same period. Based on this change plus reinvestment of dividends, the Fund's total market return was 5.95 percent. ICB's NYSE market price was at a 4.6 percent discount to its NAV. Past performance is no guarantee of future results.

The monthly dividend declared in April 2012 was unchanged at $0.07 per share. The dividend reflects the current level of the Fund's net investment income.

The portfolio's overweight to corporate credit during the period resulted in positive performance. In particular, the portfolio's allocation to financial sector credits (both in the U.S. and Europe) contributed meaningfully to returns as spreads in the sector narrowed significantly. The portfolio's opportunistic allocations to below investment grade bonds and convertible bonds also contributed positively to performance. However, the portfolio's underweight to investment grade, non-financial corporate bonds detracted from performance, as their spreads narrowed relative to Treasuries following improved U.S. economic data and lower volatility in Europe.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 03/31/12
Corporate Bonds	97.4%
Asset-Backed Securities	1.6
Convertible Preferred Stocks	0.3
Preferred Stock	0.2
Sovereign	0.2
Municipal Bond	0.2
Short-Term Investments	0.1
LONG-TERM CREDIT ANALYSIS as of 03/31/12
AAA	7.4%
AA	2.8
A	16.9
BBB	61.9
BB or less	10.1
Not Rated	0.9

+  Does not include open long/short futures contracts with a value of $35,496,860 and net unrealized depreciation of $135,547. Also does not include open foreign currency exchange contracts with net unrealized appreciation of $3,637 and open swap agreements with net unrealized depreciation of $49,924.

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, the Investment Adviser has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2012 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE	VALUE
		Corporate Bonds (89.8%)
		Basic Materials (6.4%)
	$1,085	ArcelorMittal (Luxembourg)	9.85%	06/01/19	$1,307,296
EUR	696	ArcelorMittal, Series MT (Luxembourg)	7.25	04/01/14	220,383
	$1,165	CF Industries, Inc.	6.875	05/01/18	1,347,031
	450	Ecolab, Inc.	3.00	12/08/16	468,416
	395	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.375	02/01/16	395,987
	155	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.875	02/01/18	155,775
	315	Georgia-Pacific LLC	7.75	11/15/29	393,540
	435	Georgia-Pacific LLC	8.875	05/15/31	588,380
	134	Goldcorp, Inc. (Canada)	2.00	08/01/14	162,307
	375	Incitec Pivot Ltd. (Australia) (a)	4.00	12/07/15	380,441
	380	International Paper Co.	4.75	02/15/22	401,223
	460	Kinross Gold Corp. (Canada) (a)	5.125	09/01/21	467,949
	585	Lubrizol Corp.	8.875	02/01/19	793,790
	107	Lyondell Chemical Co.	8.00	11/01/17	120,643
	600	LyondellBasell Industries N.V. (Netherlands) (a)(b)	5.00	04/15/19	601,500
	855	MeadWestvaco Corp.	7.375	09/01/19	997,051
	605	Teck Resources Ltd. (Canada)	6.25	07/15/41	658,635
	490	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	570,771
	735	Valspar Corp.	4.20	01/15/22	753,990
					10,785,108
		Communications (13.1%)
	550	American Tower Corp.	4.70	03/15/22	555,515
	380	AT&T, Inc.	6.30	01/15/38	448,144
	245	Cablevision Systems Corp.	7.75	04/15/18	257,250
	565	CBS Corp.	8.875	05/15/19	743,348
	540	CenturyLink, Inc.	6.45	06/15/21	555,273
	210	CenturyLink, Inc., Series Q	6.15	09/15/19	218,332
	1,080	Comcast Corp.	6.40	05/15/38	1,292,271
	1,485	Comcast Corp.	6.45	03/15/37	1,783,249
	125	Corning, Inc.	4.75	03/15/42	121,524
	265	Corning, Inc.	7.25	08/15/36	317,435
	170	CSC Holdings LLC (a)	6.75	11/15/21	177,863
	945	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	1,302,259
	1,300	DirecTV Holdings LLC/DirecTV Financing Co., Inc. (a)	3.80	03/15/22	1,284,786
	500	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.60	02/15/21	527,800
	395	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	5.875	10/01/19	452,348
	50	Frontier Communications Corp.	8.50	04/15/20	52,875

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$276	Liberty Interactive LLC	3.125%	03/30/23	$334,650
865	NBC Universal Media LLC	4.375	04/01/21	928,270
920	News America, Inc.	6.40	12/15/35	1,046,370
150	Qwest Corp.	6.875	09/15/33	149,250
200	Sable International Finance Ltd. (United Kingdom) (a)	7.75	02/15/17	210,000
232	SBA Communications Corp.	1.875	05/01/13	294,060
117	SBA Telecommunications, Inc.	8.25	08/15/19	129,578
250	Symantec Corp., Series B	1.00	06/15/13	281,250
1,460	Telecom Italia Capital SA (Italy)	7.175	06/18/19	1,562,200
800	Telefonica Europe BV (Spain)	8.25	09/15/30	874,772
2,190	Time Warner Cable, Inc.	6.75	07/01/18	2,675,514
520	Time Warner Cable, Inc.	8.75	02/14/19	678,794
350	Time Warner, Inc.	4.875	03/15/20	387,918
85	Time Warner, Inc.	6.50	11/15/36	98,954
1,565	Time Warner, Inc.	7.70	05/01/32	2,046,970
195	Vivendi SA (France) (a)	6.625	04/04/18	219,334
				22,008,156
	Consumer, Cyclical (5.1%)
400	Alexandria Real Estate Equities, Inc.	4.60	04/01/22	392,332
375	AmeriGas Finance LLC/AmeriGas Finance Corp.	7.00	05/20/22	383,437
825	Best Buy Co., Inc.	3.75	03/15/16	832,621
830	Chrysler Group LLC/CG Co-Issuer, Inc.	8.00	06/15/19	838,300
540	Daimler Finance North America LLC (Germany)	8.50	01/18/31	788,221
985	Gap, Inc. (The)	5.95	04/12/21	995,731
265	Hyatt Hotels Corp. (a)	6.875	08/15/19	305,981
70	Ingram Micro, Inc.	5.25	09/01/17	73,877
138	International Game Technology	3.25	05/01/14	157,148
185	Levi Strauss & Co.	7.625	05/15/20	196,563
295	Macy's Retail Holdings, Inc.	3.875	01/15/22	296,445
395	QVC, Inc. (a)	7.125	04/15/17	422,650
495	Volkswagen International Finance (Germany) (a)	2.375	03/22/17	497,264
175	Whirlpool Corp.	8.60	05/01/14	196,438
665	Wyndham Worldwide Corp.	4.25	03/01/22	653,220
600	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a)	5.375	03/15/22	586,500
825	Yum! Brands, Inc.	6.875	11/15/37	1,057,217
				8,673,945
	Consumer, Non-Cyclical (10.0%)
685	Altria Group, Inc.	10.20	02/06/39	1,065,247
595	Amgen, Inc.	2.50	11/15/16	612,102

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$200	Amgen, Inc.	3.875%	11/15/21	$205,200
265	Amgen, Inc.	5.15	11/15/41	267,078
301	Archer-Daniels-Midland Co.	0.875	02/15/14	309,277
590	Aristotle Holding, Inc. (a)	2.65	02/15/17	597,346
162	Beam, Inc.	6.375	06/15/14	178,250
655	Boston Scientific Corp.	6.00	01/15/20	752,994
680	Bunge Ltd. Finance Corp.	8.50	06/15/19	831,840
390	Cigna Corp.	5.375	02/15/42	401,504
480	ConAgra Foods, Inc.	8.25	09/15/30	610,961
95	Constellation Brands, Inc.	7.25	09/01/16	108,063
775	Delhaize Group SA (Belgium)	5.70	10/01/40	718,799
304	Gilead Sciences, Inc.	1.00	05/01/14	373,160
585	Gilead Sciences, Inc.	5.65	12/01/41	627,200
325	Grupo Bimbo SAB de CV (Mexico) (a)	4.875	06/30/20	344,114
1,585	Kraft Foods, Inc.	5.375	02/10/20	1,835,316
425	Kraft Foods, Inc.	6.50	02/09/40	524,841
80	Kraft Foods, Inc.	6.875	02/01/38	100,820
505	Kraft Foods, Inc.	6.875	01/26/39	635,329
365	Life Technologies Corp.	6.00	03/01/20	418,239
565	Lorillard Tobacco Co.	8.125	06/23/19	702,498
218	Molson Coors Brewing Co.	2.50	07/30/13	228,900
265	Quest Diagnostics, Inc.	6.95	07/01/37	324,673
470	SABMiller Holdings, Inc. (a)	3.75	01/15/22	479,135
305	SABMiller Holdings, Inc. (a)	4.95	01/15/42	317,236
585	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	621,562
550	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	557,876
360	TreeHouse Foods, Inc.	7.75	03/01/18	391,050
368	UnitedHealth Group, Inc.	5.80	03/15/36	424,756
675	Verisk Analytics, Inc.	5.80	05/01/21	721,956
196	Vertex Pharmaceuticals, Inc.	3.35	10/01/15	225,645
165	Viropharma, Inc.	2.00	03/15/17	283,594
				16,796,561
	Energy (9.7%)
258	Alpha Natural Resources, Inc.	2.375	04/15/15	231,555
65	Alpha Natural Resources, Inc.	6.00	06/01/19	59,150
280	Alpha Natural Resources, Inc.	6.25	06/01/21	254,100
395	Anadarko Petroleum Corp.	6.95	06/15/19	482,899
835	Anadarko Petroleum Corp.	8.70	03/15/19	1,098,101
650	Canadian Natural Resources Ltd. (Canada)	6.25	03/15/38	796,981
250	Canadian Oil Sands Ltd. (Canada) (a)	6.00	04/01/42	251,107

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE	VALUE
	$425	Canadian Oil Sands Ltd. (Canada) (a)	7.75%	05/15/19	$518,885
	261	Chesapeake Energy Corp.	2.75	11/15/35	258,716
	775	Chesapeake Energy Corp.	6.775	03/15/19	770,156
	110	Concho Resources, Inc.	7.00	01/15/21	118,525
	550	Continental Resources, Inc.	7.125	04/01/21	613,250
	273	Energy Transfer Partners LP	9.00	04/15/19	339,016
	350	Enterprise Products Operating LLC	5.20	09/01/20	391,572
	1,400	Enterprise Products Operating LLC	5.95	02/01/41	1,565,319
	525	EQT Corp.	4.875	11/15/21	532,297
	300	Hess Corp.	6.00	01/15/40	344,855
	490	Hess Corp.	7.125	03/15/33	619,893
	355	Kinder Morgan Energy Partners LP	6.85	02/15/20	423,645
	225	Marathon Petroleum Corp.	5.125	03/01/21	245,160
	575	Marathon Petroleum Corp.	6.50	03/01/41	623,230
	250	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.25	06/15/22	263,750
	1,030	Petro-Canada (Canada)	5.95	05/15/35	1,191,415
	1,250	Phillips 66 (a)	4.30	04/01/22	1,274,071
	1,090	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	1,276,768
	1,100	Valero Energy Corp.	6.125	02/01/20	1,265,780
	475	Weatherford Bermuda	4.50	04/15/22	474,311
					16,284,507
		Finance (29.0%)
EUR	200	Aabar Investments PJSC (United Arab Emirates)	4.00	05/27/16	258,338
	$535	ABN Amro Bank (Netherlands) (a)	4.25	02/02/17	544,100
	790	Aegon N.V. (Netherlands)	4.625	12/01/15	838,050
	275	Ally Financial, Inc.	5.50	02/15/17	275,618
	275	Ally Financial, Inc.	6.25	12/01/17	284,209
	1,290	American Financial Group, Inc.	9.875	06/15/19	1,579,084
	2,315	American International Group, Inc.	6.40	12/15/20	2,624,400
	313	Ares Capital Corp. (a)	5.75	02/01/16	328,259
	815	Banco de Credito del Peru (Peru) (a)	4.75	03/16/16	843,525
	700	Banco Votorantim SA (Brazil) (a)	5.25	02/11/16	729,050
	1,530	Bank of America Corp., Series L	5.65	05/01/18	1,635,382
	1,100	Barclays Bank PLC (United Kingdom) (a)	6.05	12/04/17	1,136,467
	810	BBVA Bancomer SA (Mexico) (a)	4.50	03/10/16	838,350
	200	Billion Express Investments Ltd. (China)	0.75	10/18/15	214,100
	835	BNP Paribas SA (France)	5.00	01/15/21	844,225
	1,125	Brandywine Operating Partnership LP	4.95	04/15/18	1,148,662
	360	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	390,308

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$1,000	Capital One Bank, USA NA	8.80%		07/15/19	$1,224,395
600	Capital One Capital VI	8.875		05/15/40	607,032
1,385	CNA Financial Corp.	7.35		11/15/19	1,619,187
150	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(c)	06/30/19(d)	191,467
675	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect (Netherlands)	3.875		02/08/22	654,093
600	Countrywide Financial Corp.	6.25		05/15/16	625,805
1,005	Credit Agricole SA (France) (a)	8.375	(c)	10/13/19(d)	939,675
815	Credit Suisse (Switzerland)	5.40		01/14/20	840,336
575	Dexus Diversified Trust/Dexus Office Trust (Australia) (a)	5.60		03/15/21	573,779
250	Digital Realty Trust LP	5.25		03/15/21	258,227
320	Discover Bank	7.00		04/15/20	367,761
420	Discover Bank	8.70		11/18/19	523,404
230	ERP Operating LP	4.625		12/15/21	242,640
205	Farmers Exchange Capital (a)	7.05		07/15/28	224,517
830	Farmers Insurance Exchange (a)	8.625		05/01/24	1,048,739
450	Ford Motor Credit Co. LLC	5.00		05/15/18	467,260
355	General Electric Capital Corp.	5.30		02/11/21	385,161
1,335	Genworth Financial, Inc.	7.70		06/15/20	1,399,316
320	Goldman Sachs Group, Inc. (The)	5.75		01/24/22	329,812
180	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	176,399
1,100	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,140,587
295	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	345,265
1,250	Hartford Financial Services Group, Inc.	5.50		03/30/20	1,338,034
795	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	747,081
615	HCP, Inc.	5.625		05/01/17	676,859
200	Health Care REIT, Inc.	4.75		07/15/27	224,000
420	Huntington Bancshares, Inc.	7.00		12/15/20	474,727
685	International Lease Finance Corp.	5.75		05/15/16	684,851
710	International Lease Finance Corp.	6.25		05/15/19	701,004
400	JPMorgan Chase Bank NA	6.00		10/01/17	458,227
1,535	JPMorgan Chase Capital XXVII, Series AA	7.00		11/01/39	1,563,397
425	Lloyds TSB Bank PLC (United Kingdom)	6.375		01/21/21	456,968
365	Macquarie Bank Ltd. (Australia) (a)	6.625		04/07/21	367,010
380	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	380,122
305	Merrill Lynch & Co., Inc., MTN	6.875		04/25/18	339,492
500	Metlife Capital Trust IV (a)	7.875		12/15/37	552,500
725	Mizuho Corporate Bank Ltd. (Japan) (a)	2.55		03/17/17	725,768
750	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	778,619

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$575	Nationwide Financial Services (a)	5.375%		03/25/21	$589,679
225	Platinum Underwriters Finance, Inc., Series B	7.50		06/01/17	240,816
410	Principal Financial Group, Inc.	8.875		05/15/19	524,086
850	Protective Life Corp.	7.375		10/15/19	942,034
285	Prudential Financial, Inc., MTN	6.625		12/01/37	330,169
575	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(c)	05/24/41	542,818
810	Regions Financial Corp.	5.75		06/15/15	856,575
375	Santander Holdings USA, Inc. (Spain)	4.625		04/19/16	380,346
600	Santander US Debt SA Unipersonal (Spain) (a)	3.724		01/20/15	586,157
1,589	SLM Corp., MTN	6.25		01/25/16	1,653,954
320	SLM Corp., MTN	8.00		03/25/20	346,400
570	Standard Chartered Bank (United Kingdom) (a)	6.40		09/26/17	635,219
455	UDR, Inc., Series 0001	4.625		01/10/22	466,691
200	Vornado Realty LP	3.875		04/15/25	201,250
350	WEA Finance LLC (Australia) (a)	4.625		05/10/21	354,711
1,000	Wells Operating Partnership II LP	5.875		04/01/18	1,013,981
					48,830,529
	Industrials (6.7%)
810	BAA Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	827,355
370	Ball Corp.	7.375		09/01/19	410,700
560	Bemis Co., Inc.	4.50		10/15/21	586,278
160	Bombardier, Inc. (Canada) (a)	7.50		03/15/18	176,800
325	Bombardier, Inc. (Canada) (a)	7.75		03/15/20	364,000
875	Burlington Northern Santa Fe LLC	3.05		03/15/22	862,181
895	CRH America, Inc.	6.00		09/30/16	975,669
460	CRH America, Inc.	8.125		07/15/18	544,858
415	Crown Americas LLC/Crown Americas Capital Corp. III	6.25		02/01/21	448,200
335	DISH DBS Corp.	7.125		02/01/16	372,269
152	General Cable Corp.	0.875		11/15/13	148,960
430	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00		12/30/19	444,920
625	Koninklijke Philips Electronics (Netherlands)	3.75		03/15/22	630,002
650	L-3 Communications Corp.	4.95		02/15/21	681,176
775	Lafarge SA (France) (a)	6.20		07/09/15	816,173
550	Odebrecht Finance Ltd. (Brazil) (a)	6.00		04/05/23	574,365
232	Orbital Sciences Corp.	2.438		01/15/27	232,290
247	Owens-Brockway Glass Container, Inc. (a)	3.00		06/01/15	242,986
500	Roper Industries, Inc.	6.25		09/01/19	587,496
120	Sonoco Products Co.	4.375		11/01/21	122,323
390	Sonoco Products Co.	5.75		11/01/40	415,787
850	URS Corp. (a)	3.85		04/01/17	848,173
					11,312,961

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Information Technology (0.3%)
$599	Fidelity National Information Services, Inc. (a)	5.00%	03/15/22	$593,010
	Materials (0.6%)
980	Barrick Gold Corp. (Canada)	3.85	04/01/22	981,264
	Technology (1.4%)
715	Hewlett-Packard Co.	4.65	12/09/21	749,445
164	Intel Corp.	2.95	12/15/35	189,420
550	KLA-Tencor Corp.	6.90	05/01/18	656,601
179	Lam Research Corp. (a)	1.25	05/15/18	188,845
314	Microsoft Corp. (a)(e)	0.00	06/15/13	345,400
250	SanDisk Corp.	1.00	05/15/13	250,625
				2,380,336
	Telecommunication Services (0.9%)
1,495	CenturyLink, Inc.	5.80	03/15/22	1,462,600
	Utilities (6.6%)
760	AES Corp. (The)	8.00	06/01/20	875,900
295	CMS Energy Corp.	5.05	03/15/22	298,322
170	CMS Energy Corp.	6.25	02/01/20	186,551
525	EDP Finance BV (Portugal) (a)	4.90	10/01/19	430,710
575	Enel Finance International N.V. (Italy) (a)	5.125	10/07/19	565,933
300	Entergy Gulf States Louisiana LLC	6.00	05/01/18	345,195
2,400	Exelon Generation Co., LLC	4.00	10/01/20	2,470,937
405	FirstEnergy Solutions Corp.	6.05	08/15/21	455,379
1,060	FirstEnergy Solutions Corp.	6.80	08/15/39	1,185,848
500	Iberdrola Finance Ireland Ltd. (Spain) (a)	5.00	09/11/19	507,331
215	Indianapolis Power & Light Co. (a)	6.30	07/01/13	228,931
550	ONEOK Partners LP	6.125	02/01/41	615,027
1,000	PPL WEM Holdings PLC (a)	3.90	05/01/16	1,041,401
825	Puget Energy, Inc.	6.50	12/15/20	906,156
140	Toledo Edison Co. (The)	7.25	05/01/20	173,387
825	UIL Holdings Corp.	4.625	10/01/20	835,522
				11,122,530
	Total Corporate Bonds (Cost $140,971,895)			151,231,507
	Asset-Backed Securities (1.4%)
1,297	CVS Pass-Through Trust	6.036	12/10/28	1,425,486
785	CVS Pass-Through Trust (a)	8.353	07/10/31	995,368
	Total Asset-Backed Securities (Cost $2,095,041)			2,420,854

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Sovereign (0.2%)
$345	Korea Development Bank (Korea, Republic of) (Cost $343,444)	3.875%	05/04/17	$357,979
	Municipal Bond (0.1%)
190	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds (Cost $190,000)	6.184	01/01/34	228,137
NUMBER OF SHARES
	Convertible Preferred Stocks (0.3%)
	Diversified Financial Services (0.2%)
250	Bank of America Corp., Series L $72.50			244,725
	Electric Utilities (0.1%)
3,100	PPL Corp. $4.75			167,989
	Total Convertible Preferred Stocks (Cost $414,892)			412,714
	Preferred Stock (0.2%)
	Consumer Finance
16,250	GMAC Capital Trust I (Cost $410,490)			375,537
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (0.1%)
	U.S. Treasury Securities
	U.S. Treasury Bills
$10	(f)(g)	0.129	08/30/12	9,995
162	(f)(g)	0.136	08/30/12	161,921
	Total Short-Term Investments (Cost $171,904)			171,916
	Total Investments (Cost $144,597,666) (h)		92.1%	155,198,644
	Other Assets in Excess of Liabilities		7.9	13,231,965
	Net Assets		100.0%	$168,430,609

  MTN  Medium Term Note.

  REIT  Real Estate Investment Trust.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  When-issued security.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

  (c)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2012.

  (d)  Perpetual - Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at March 31, 2012.

  (e)  Capital appreciation bond.

  (f)  Rate shown is the yield to maturity at March 31, 2012.

  (g)  A portion of this security has been physically segregated in connection with open futures contracts and swap agreements.

  (h)  Securities are available for collateral in connection with purchase of when-issued securities, open foreign currency exchange contracts, futures contracts and swap agreements.

Foreign Currency Exchange Contracts Open at March 31, 2012:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED APPRECIATION
JPMorgan Chase Bank	EUR	197,066	$264,336	04/05/12	$1,507
Goldman Sachs International	EUR	171,216	$230,482	04/05/12	2,130
	Total Unrealized Appreciation				$3,637

Futures Contracts Open at March 31, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
98	Long	U.S. Treasury 5 yr. Note, Jun-12	$12,008,828	$(81,922)
31	Long	U.S. Treasury 2 yr. Note, Jun-12	6,824,360	(3,357)
32	Long	U.S. Treasury Ultra Long Bond, Jun-12	4,831,000	(144,721)
6	Short	U.S. Treasury 30 yr. Bond, Jun-12	(826,500)	18,750
85	Short	U.S. Treasury 10 yr. Note, Jun-12	(11,006,172)	75,703
		Net Unrealized Depreciation		$(135,547)

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

Credit Default Swap Agreements Open at March 31, 2012:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION++
								(unaudited)
Barclays Capital Whirlpool Corp.	Buy	$175	1.00%	June 20, 2014	$(10,111)	$9,436	$(675)	BBB-

  ++  Credit rating as issued by Standard & Poor's.

Interest Rate Swap Agreements Open at March 31, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Goldman Sachs	$1,900	3 Month LIBOR	Receive	2.42%	03/22/22	$(25,979)
JP Morgan Chase	922	3 Month LIBOR	Receive	2.43	03/22/22	(13,834)
		Total Unrealized Depreciation				$(39,813)

  LIBOR  London Interbank Offered Rate.

  EUR  Euro.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements

Statement of Assets and Liabilities

March 31, 2012 (unaudited)

Assets:
Investments in securities, at value (cost $144,597,666)	$155,198,644
Unrealized appreciation on open foreign currency exchange contracts	3,637
Cash	12,658,010
Receivable for:
Interest	2,165,168
Investments sold	742,347
Premium paid on open swap agreements	9,436
Dividends	8,213
Prepaid expenses and other assets	197
Total Assets	170,785,652
Liabilities:
Unrealized depreciation on open swap agreements	49,924
Payable for:
Investments purchased	2,054,253
Investment advisory fee	60,177
Variation margin	27,806
Transfer agent fee	18,196
Administration fee	11,462
Accrued expenses and other payables	133,225
Total Liabilities	2,355,043
Net Assets	$168,430,609
Composition of Net Assets:
Paid-in-capital	$170,940,093
Net unrealized appreciation	10,419,126
Dividends in excess of net investment income	(124,781)
Accumulated net realized loss	(12,803,829)
Net Assets	$168,430,609
Net Asset Value Per Share
9,028,744 shares outstanding (15,000,000 shares authorized of $.01 par value)	$18.65

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements continued

Statement of Operations

For the six months ended March 31, 2012 (unaudited)

Net Investment Income: Income
Interest	$4,069,798
Dividends	32,929
Total Income	4,102,727
Expenses
Investment advisory fee (Note 4)	347,057
Administration fee (Note 4)	66,106
Professional fees	32,119
Shareholder reports and notices	30,943
Transfer agent fees and expenses	13,027
Custodian fees	7,852
Directors' fees and expenses	5,036
Other	29,858
Total Expenses	531,998
Net Investment Income	3,570,729
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	1,769,384
Futures contracts	584,082
Swap agreements	(885)
Foreign currency translation	1,075
Net Realized Gain	2,353,656
Change in Unrealized Appreciation/Depreciation on:
Investments	5,094,386
Futures contracts	(718,115)
Swap agreements	(44,215)
Foreign currency exchange contracts	3,637
Foreign currency translation	(18)
Net Change in Unrealized Appreciation/Depreciation	4,335,675
Net Gain	6,689,331
Net Increase	$10,260,060

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED MARCH 31, 2012	FOR THE YEAR ENDED SEPTEMBER 30, 2011
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$3,570,729	$7,722,842
Net realized gain	2,353,656	6,261,151
Net change in unrealized appreciation/depreciation	4,335,675	(9,689,294)
Net Increase	10,260,060	4,294,699
Dividends to shareholders from net investment income	(3,859,788)	(8,216,167)
Net Increase (Decrease)	6,400,272	(3,921,468)
Net Assets:
Beginning of period	162,030,337	165,951,805
End of Period (Including dividends in excess of net investment income of $124,781 and accumulated undistributed net investment income of $164,278, respectively)	$168,430,609	$162,030,337

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2012 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund was organized as a Maryland corporation on December 21, 1972 and commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

D. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

delayed delivery securities can take place up to 120 days after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets: Fixed Income Securities
Corporate Bonds	—	$151,231,507	—	$151,231,507
Asset-Backed Securities	—	2,420,854	—	2,420,854
Sovereign	—	357,979	—	357,979
Municipal Bond	—	228,137	—	228,137
Total Fixed Income Securities	—	154,238,477	—	154,238,477
Convertible Preferred Stocks	$412,714	—	—	412,714
Preferred Stock	375,537	—	—	375,537
Short-Term Investments — U.S. Treasury Securities	—	171,916	—	171,916
Foreign Currency Exchange Contracts	—	3,637	—	3,637
Futures Contracts	94,453	—	—	94,453
Total Assets	882,704	154,414,030	—	155,296,734
Liabilities:
Credit Default Swap Agreements	—	(10,111)	—	(10,111)
Futures Contracts	(230,000)	—	—	(230,000)
Interest Rate Swap Agreements	—	(39,813)	—	(39,813)
Total Liabilities	(230,000)	(49,924)	—	(279,924)
Total	$652,704	$154,364,106	—	$155,016,810

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

end of the period. As of March 31, 2012, the Fund did not have any investments transfer between investment levels.

3. Derivatives

The Fund uses derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the same terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Swaps An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

The Fund's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where the Fund is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Fund is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed upon) value of the referenced debt obligation upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Fund will be reflected as an asset or liability in the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of March 31, 2012.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$94,453	†	Variation margin	$(230,000)†
	Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(39,813)
Credit Risk	Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(10,111)
Foreign Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	3,637		Unrealized depreciation on open foreign currency exchange contracts	—
		$98,090			$(279,924)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended March 31, 2012 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$584,082	—
Credit Risk	—	$(885)
	$584,082	$(885)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY EXCHANGE	SWAPS
Interest Rate Risk	$(718,115)	—	$(39,813)
Credit Risk	—	—	(4,402)
Foreign Currency Risk	—	$3,637	—
	$(718,115)	$3,637	$(44,215)

For the six months ended March 31, 2012, the average monthly original value of futures contracts was $43,547,715, the average monthly notional value of swap agreements was $645,333 and the average monthly principal amount of foreign currency exchange contracts was $494,818.

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund: 0.42% to the portion of the average weekly net assets not exceeding $500 million and 0.35% to the portion of the average weekly net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's average weekly net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended March 31, 2012 aggregated $44,967,688 and $42,167,573 respectively.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended March 31, 2012, included in "directors' fees and expenses" in the Statement of Operations amounted to $2,183. At March 31, 2012, the Fund had an accrued pension liability of $60,681, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6. Capital Stock

On December 12, 1995, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. During the six months ended March 31, 2012, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 3,171,774 of its shares at an average discount of 8.77% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishments of the foregoing objectives, subject to review by the Directors.

7. Dividends

The Fund declared the following dividends from net investment income subsequent to March 31, 2012:

DECLARATION DATE	AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
April 10, 2012	$0.0700	April 20, 2012	April 27, 2012

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2010 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$8,216,167	$9,502,761

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

Permanent differences, primarily due to losses on paydowns and swaps, tax adjustments on debt securities sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2011:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$482,810	$931,052	$(1,413,862)

At September 30, 2011, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$270,485	—

At March 31, 2012, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $11,422,080 and the aggregate gross unrealized depreciation is $821,102 resulting in net unrealized appreciation of $10,600,978.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At September 30, 2011, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$4,058,277	September 30, 2016
10,018,183	September 30, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2011, the

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $6,816,890.

9. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

10. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

Morgan Stanley Income Securities Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED SEPTEMBER 30,
	MARCH 31, 2012		2011	2010^	2009^		2008^		2007^
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$17.95		$18.38	$17.20	$14.77		$16.95		$17.14
Income (loss) from investment operations:
Net investment income(1)	0.40		0.86	0.95	0.88		0.85		0.82
Net realized and unrealized gain (loss)	0.73		(0.38)	1.28	2.41		(2.15)		(0.12)
Total income (loss) from investment operations	1.13		0.48	2.23	3.29		(1.30)		0.70
Less dividends from net investment income	(0.43)		(0.91)	(1.05)	(0.88)		(0.92)		(0.93)
Anti-dilutive effect of acquiring treasury shares(1)	—		—	—	0.02		0.04		0.04
Net asset value, end of period	$18.65		$17.95	$18.38	$17.20		$14.77		$16.95
Market value, end of period	$17.79		$17.20	$17.79	$16.39		$12.27		$15.33
Total Investment Return(2):
Market Value	5.95	%(5)	2.00%	15.60%	42.12%		(14.88)%		1.14%
Ratios to Average Net Assets:
Total expenses	0.64	%(6)	0.65%	0.66%	0.67	%(3)	0.68	%(3)	0.69	%(3)
Net investment income	4.30	%(6)	4.71%	5.43%	5.82	%(3)	5.12	%(3)	4.85	%(3)
Rebate from Morgan Stanley affiliate	—		—	—	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$168,431		$162,030	$165,952	$155,323		$135,543		$159,470
Portfolio turnover rate	28	%(5)	52%	53%	73%		66%		46%

^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

(3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(4)  Amount is less than 0.005%.

(5)  Not annualized.

(6)  Annualized.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio Management (unaudited)

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Karen Toll, a Senior Associate of the Adviser, Joseph Mehlman, Executive Director of the Adviser and Christian G. Roth, Managing Director of the Adviser.

Ms. Toll has been associated with the Adviser in an investment management capacity since July 2006 and began managing the Fund in January 2011. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited)

The Fund has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited) continued

behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. An over-the-counter ("OTC") swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Most swap agreements are generally not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps". Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited) continued

the Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Mortgage Derivatives. Mortgage derivatives derive their value from the value of underlying mortgages. Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways including "inverse only ("IO")" classes and "inverse IO" classes. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited) continued

Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs. It is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. lOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decrease. If the Fund invests in SMBSs and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

•  Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

•  Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

•  Convenience
You will receive a detailed account statement from Computershare Trust Company , N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im/cef.

•  Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name" — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im/cef, calling toll-free (888) 421-4015 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally one week before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan

There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited) continued

commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan

To withdraw from the Plan, please visit morganstanley.com/im/cef or call (888) 421-4015 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078 Providence, Rl 02940

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.  If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.

2.  If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

3.  You may sell your shares through your financial advisor through the Direct Registration System ("DRS"). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 888-421-4015 or visit morganstanley.com/im/cef.

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your

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U.S. Privacy Policy (unaudited) continued

transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

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U.S. Privacy Policy (unaudited) continued

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

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U.S. Privacy Policy (unaudited) continued

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with

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U.S. Privacy Policy (unaudited) continued

affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Securities Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
May 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
May 22, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 22, 2012